SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 10, 2000


                          MILACRON INC.
 ---------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      DELAWARE                 1-8475                 31-1062125
  ---------------         ---------------             ----------
  (State or other          (Commission File         (IRS Employer
  jurisdiction of          Number)                 Identification
  incorporation)                                         No.)



2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206
------------------------------------------------------------
(address of principal executive offices)           (ZIP Code)



     Registrant's telephone number, including area code:
                       (513) 487-5000




ITEM 5.     OTHER EVENTS

     In accordance with Rule 135c, the Press Release of registrant dated March 10, 2000, which discloses a proposed unregistered offering of up to Euro 150 million Eurobonds by the Registrant's wholly-owned subsidiary, Milacron Capital Holdings
B.V., is filed as Exhibit 99.1 hereto. The bonds will be guaranteed by the Registrant.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.

            (c)  Exhibits:

            Exhibit No.       Description
            -----------       -----------

               99.1           Press Release issued by Milacron Inc.
                              on March 10, 2000.


                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MILACRON INC.



Date:  3/21/00		                 By:  /s/ Robert P. Lienesch
                                      ----------------------
                                      Robert P. Lienesch
                                      Vice President-Finance
                                      and Treasurer and Chief
                                      Financial Officer